SEC COVER LETTER

Jeremy D. Franklin Vice President, Associate General Counsel 8500 Andrew Carnegie Blvd. Charlotte, NC 28262

T 704.988.4101 jeremy.franklin@nuveen.com

July 18, 2018

U.S. Securities and Exchange Commission
100 F Street, N.E.
Washington, D.C. 20549

Re:	TIAA-CREF Funds (“Registrant”) Post-Effective Amendment No. 112 to the Registration Statement on Form N-1A (File Nos. 333-76651 and 811-09301)

Ladies and Gentlemen:

On behalf of the Registrant, we have attached for filing with the U.S. Securities and Exchange Commission (“SEC”) Post-Effective Amendment No. 112 to the above-captioned registration statement on Form N-1A (“Amendment No. 112”), including exhibits.

The main purpose of Amendment No. 112 is to make changes to the fee structure for the TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds. Such changes are primarily reflected in (i) each Lifecycle and Lifecycle Index Fund's “Annual Fund operating expenses” table and accompanying footnotes (i.e., to reflect changes to the structure of the fees and expenses borne by Lifecycle and Lifecycle Index Fund shareholders), (ii) the “Principal investment strategies” disclosure provided in response to Item 4 of Form N-1A (i.e., to reflect changes to the class of shares of certain series TIAA-CREF Funds in which the Lifecycle and Lifecycle Index Funds invest), (iii) the “Management of the Funds - Investment management fees” (i.e., to (a) explain that each Fund will assume its respective pro rata share of the management fees and other expenses of the underlying fund(s) in which the Fund invests as well as to (b) clarify the inputs to and the calculation of the management fees borne by Lifecycle and Lifecycle Index Fund shareholders) and “Management of the Funds - Other services” (i.e., to clarify the “other expenses” borne by Lifecycle and Lifecycle Index Fund shareholders) sections of the prospectus, as well as (iv) the “Investment advisory and other services - Investment advisory services” section of the Funds' statement of additional information. Please note that, with respect to each Lifecycle Fund and each Lifecycle Index Fund, the “Principal investment strategies” disclosure provided in response to Item 4 of Form N-1A is substantially similar, except with respect to a Fund's specific allocations to underlying fund(s).

We believe that Amendment No. 112 is an ideal candidate for selective review pursuant to the guidance set forth in Investment Company Act Release No. 13768 (Feb. 15, 1984) (“IC-13768”). In accordance with IC-13768, we hereby request selective review of Amendment No. 112 limited to the disclosure relating to the fee structure changes for the Lifecycle Funds and Lifecycle Index Funds because the additional disclosures set forth in Amendment No. 112 are “not substantially different” from the disclosures that the Registrant previously filed in the prior post-effective amendments for the Funds. In connection with this request, the Registrant states that: (i) the material changes are limited to the fee structure changes for the Lifecycle Funds and Lifecycle Index Funds and (ii) the Registrant believes that no other area of the filing warrants particular attention. Selective review would serve to expedite the review process for the Registrant as well as use the SEC Staff’s time more effectively.

No fee is required in connection with this filing. If you have any questions regarding this filing, please do not hesitate to call me at (704) 988-4101.

Sincerely,

/s/ Jeremy D. Franklin
Jeremy D. Franklin